Rule 497(d)

                                     FT 693
                      Preferred Income Portfolio, Series 10

              Supplement to the Prospectus dated December 4, 2002

       Notwithstanding anything to the contrary in the Prospectus, all common stock and warrants received in exchange for shares of Northwestern Capital Financing III, 8.10%, Due 01/15/2032, as a result of the completion of the Chapter 11 bankruptcy restructuring of Northwestern Corp., have been removed from the portfolio of the above-referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.


November 22, 2004